UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):            November 11, 2009
CONVERTED ORGANICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A COMMERCIAL WHARF WEST,
BOSTON, Massachusetts		02110

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:            617-624-0111
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On November 16, 2009, simultaneous with the filing of this Form 8-K, Converted Organics Inc. (the “Company”) filed Amendment No. 1 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the “Second Quarter 10-Q/A”) to: (1) restate the unaudited consolidated financial statements for the three and six months ended June 30, 2009 contained in Part I, Item 1 and (2) amend Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in Part I, Item 2, to reflect such restatement.
On November 11, 2009 in the course of a review by the Company of its accounting for warrants, undertaken during the preparation of the Company’s unaudited consolidated financial statements for the three and nine months ended September 30, 2009, the Company identified an error in the accounting during the quarter ended June 30, 2009 for warrants issued in association with the Company’s May 7, 2009 financing that contained provisions that lowered the exercise price of such warrants if, with certain exceptions, the Company entered into a subsequent transaction at a per share price that is less than the exercise price of such warrants. Although there was no change in net cash used in operating activities in the unaudited consolidated statements of cash flows, certain components changed due to the adjustments highlighted below. This error had the following impact on the unaudited condensed consolidated financial statements for the three and six months ended June 30, 2009:
Condensed Consolidated Statement of Operations

	Three months ended June 30, 2009			Six months ended June 30, 2009
	Previously			Previously
	Reported	Adjustment	Restated	Reported	Adjustment	Restated

Revenues	$992,364	$—	$992,364	$1,484,203	$—	$1,484,203

Gross loss	(1,120,710)	—	(1,120,710)	(2,273,061)	—	(2,273,061)

Loss from operations	(4,024,881)	—	(4,024,881)	(7,443,230)	—	(7,443,230)

Derivative gain	2,153,106	733,354	2,886,460	3,565,091	733,354	4,298,445

Interest expense	(1,202,959)	(920,102)	(2,123,061)	(3,109,711)	(920,102)	(4,029,813)

Net loss	$(3,023,581)	$(186,748)	$(3,210,329)	$(6,926,402)	$(186,748)	$(7,113,150)
Condensed Consolidated Balance Sheet

	As of June 30, 2009
	Previously Reported	Adjustment	Restated
Total assets	$30,964,067	$—	$30,964,067

Derivative liability	—	1,107,743	1,107,743

Total liabilities	26,006,202	1,107,743	27,113,945

Additional paid-in capital	40,668,709	(920,995)	39,747,714

Accumulated deficit	(35,712,679)	(186,748)	(35,899,427)

Total owners’ equity	4,957,865	(1,107,743)	3,850,122

Total liabilities and owners’ equity	$30,964,067	$—	$30,964,067

Simultaneous with the filing of this Form 8-K, the Company has filed the Second Quarter 10-Q/A to amend and restate the original Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 in its entirety, including new certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.
The Company’s audit committee discussed with the Company’s independent registered public accounting firm the matters disclosed in this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.
November 16, 2009	By:	/s/ Edward J. Gildea
		Name:	Edward J. Gildea
		Title:	President and CEO